                                                                    EXHIBIT 3(1)
                           ARTICLES OF INCORPORATION
                                       OF
                                SPORTSWAYS, INC.

KNOW ALL MEN BY THESE PRESENTS:
                 We, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California.

                                       I

         The name of this corporation is:

                                SPORTSWAYS, INC.

                                       II

         The purposes for which this corporation are formed as follows:

         A. The primary business is to engage in a general merchandise business at wholesale and retail, and the manufacture, fabrication, acquisition, production, distribution and sales of all forms of sporting goods, equipment and products, health products, exercising devices and to otherwise sell and deal in such personal property.

         B. To carry on any business whatsoever which this corporation may deem proper or convenient in connection with any of the foregoing purposes, or otherwise, or which may be calculated, directly or indirectly, to promote the interests of this corporation or to enhance the value of its property or business.

         C. To have and to exercise all of the powers and rights conferred by the laws of the State of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be enacted or amended.

         D. To act as principal, agent, joint venturer, partner or in any other capacity which may be authorized or approved by the board of directors of this corporation.

         E. To transact business in the State of California or in any other jurisdiction of the United States of America or in the District of Columbia or in the territories of the United States and in foreign countries.

         The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers in each clause shall, except where otherwise expressed, by in no wise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes and powers.

                                      III

         The principal office of the corporation for the transaction of business of the corporation is to be located in the County of Los Angeles, State of California.

                                       IV

         The total number of shares authorized to be issued is one thousand
(1000) shares, which shares are without nominal or par value. Such shares may be issued from time to time for such consideration as the directors from time to time determine.

                                        V

         The number of directors of this corporation shall be three (3), and the names and addresses of the directors hereby appointed to act as first directors of this corporation are:

                 RICHARD M. KLINE              9413 Sawyer Street
                                               Los Angeles, California

                 JULES BISNO                   9563 Olympic Boulevard
                                               Beverly Hills, California

                 BARBARA JEAN KLINE            9413 Sawyer Street
                                               Los Angeles, California

                 IN WITNESS WHEREOF, these Articles of Incorporation have been subscribed by each person named therein as a director on this ___ day of April, 1958.


                                                 /s/ Richard M. Kline
                                                 ------------------------------
                                                 RICHARD M. KLINE


                                                 /s/ Jules Bisno
                                                 ------------------------------
                                                 JULES BISNO


                                                 /s/ Barbara Jean Kline
                                                 ------------------------------
                                                 BARBARA JEAN KLINE

[ACKNOWLEDGMENT]

                                                                   [FILED STAMP]
                      CERTIFICATE OF AMENDMENT OF ARTICLES

                      OF INCORPORATION OF SPORTSWAYS, INC.

         The undersigned, RICHARD M. KLINE and PHILIP SHORE, certify that they now are and at all times herein mentioned have been the duly elected and acting President and Secretary of SPORTSWAYS, INC., a California corporation, and that: **
                                       I

         At a special meeting of the Board of Directors of the corporation duly held at 6050 West Jefferson Boulevard, Los Angeles 16, California, on the 9th day of February 1959, at 2:00 P. M., the following resolutions were duly adopted:
                 RESOLVED that the provisions of Article IV of the Articles of Incorporation be and the same are hereby stricken from the Articles of Incorporation of this corporation, and in lieu thereof, there be substituted the following provision as Article IV: "The total number of shares authorized to be issued is TWO THOUSAND (2,000) shares, which shares are without nominal or par value. Such shares may be issued from time to time for such consideration as the Directors from time to time determine. The total number of shares authorized to be issued hereunder, cannot be increased, changed or altered except by the vote or written consent of the holders of 100 per cent of the outstanding voting shares."

                 RESOLVED FURTHER that the said amendment is hereby adopted and approved.

                 RESOLVED FURTHER that the provisions of Article V of the Articles of Incorporation which now read, "The number of Directors of this corporation shall be three (3)" be amended to read: "The number of Directors of this corporation shall be five (5)."

                                       II

         At a special meeting of the shareholders of the corporation duly held at 6050 West Jefferson Boulevard, Los Angeles 16, California, at 3:00 P. M. on the 9th day of February, 1959, the foregoing amendments to the Articles of Incorporation were ratified and approved by resolutions identical in form to said Directors' resolutions set forth in Paragraph I of this certificate.

                                       III

         The foregoing amendments were adopted and approved at said shareholders meeting by the total vote of 1,000 shares.

                                       IV

         The total number of shares of the corporation entitled to vote on or consent to the adoption of such amendment is 1,000 shares.

                 DATED:  February 9, 1959



                                              /s/ Richard M. Kline
                                              ---------------------------------
                                              RICHARD M. KLINE, President of
                                              SPORTSWAYS, INC., a
                                              California corporation


                                              /s/ Philip Shore
                                              ---------------------------------
                                              PHILIP SHORE, Secretary of
                                              SPORTSWAYS, INC., a California
                                              corporation


         The undersigned, RICHARD M. KLINE, President and a Director of SPORTSWAYS, INC., a California corporation, declares under penalty of perjury that the foregoing is true and correct and that this certificate was executed on the 9th day of February, 1959 at Los Angeles, California.

                                              /s/ Richard M. Kline
                                              ---------------------------------
                                              RICHARD M. KLINE

         The undersigned, PHILIP SHORE, Secretary-Treasurer and a Director of SPORTSWAYS, INC., a California corporation, declares under penalty of perjury that the foregoing is true and correct and that this certificate was executed on the 9th day of February, 1959 at Los Angeles, California.

                                              /s/ Philip Shore
                                              ---------------------------------
                                              PHILIP SHORE

                                                                   [FILED STAMP]

Number of shares without par value changed from 2,000 to 5,000

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                               OF SPORTSWAYS, INC.

         The undersigned, RICHARD M. KLINE and WILLIAM S. BARTMAN, certify that they now are and at all times herein mentioned have been the duly elected and acting President and Assistant Secretary of SPORTSWAYS, INC., a California corporation, and that:

                                       I

         At a special meeting of the Board of Directors of the corporation duly held at 6505 Wilshire Boulevard, Los Angeles, California, on the 5th day of May, 1959, at 4:00 P. M., the following resolutions were duly adopted:

                 RESOLVED that the provisions of Article IV of the Articles of Incorporation as amended by Paragraph I of Certificate of Amendment of Articles of Incorporation of SPORTSWAYS, INC., dated February 9, 1959, be and the name are hereby stricken from the Articles of Incorporation of this corporation, and in lieu thereof, there be substituted the following provision as Article IV: "The total number of shares authorized to be issued is FIVE THOUSAND (5,000) shares, which shares are without nominal or par value. Such shares may be issued from time to time for such consideration as the Directors from time to time determine. The total number of shares authorized to be issued hereunder cannot be increased, changed or altered except by the vote or written consent of the holders of 100 per cent of the outstanding voting shares."

                 RESOLVED FURTHER that the said amendment is hereby adopted and approved.

                 RESOLVED FURTHER that the provisions of Article V of the Articles of Incorporation as amended by Paragraph I of the Certificate of Amendment of Articles of Incorporation of Sportsways, Inc., dated February 9, 1959, be further amended to add at the end of the Article the following clause: "The number of Directors of this corporation as provided for by this Article cannot be increased, changed or altered except by the vote or written consent of the holders NINETY PER CENT (90 per cent) of the outstanding voting shares. This number cannot be changed by amendment of the By-laws of the corporation."

                 RESOLVED FURTHER that the said amendment is hereby adopted and approved.

                                       II

         At a special meeting of the shareholders of the corporation duly held at 6505 Wilshire Boulevard, Los Angeles, California, at 5:00 P. M. on the 5th day of May, 1959, the foregoing amendments to the Articles of Incorporation were ratified and approved by resolutions identical in form to said Directors' resolutions set forth in Paragraph I of this certificate.

                                      III

         The foregoing amendments were adopted and approved at said shareholders' meeting by the total vote of 1,000 shares.

                                       IV

         The total number of shares of the corporation entitled to vote on or consent to the adoption of such amendment is 1,000 shares.



DATED:  May 22, 1959


                                             /s/ Richard M. Kline
                                             ----------------------------------
                                             RICHARD M. KLINE, President of
                                             SPORTSWAYS, INC., a
                                             California corporation


                                             /s/ William S. Bartman
                                             ----------------------------------
                                             WILLIAM S. BARTMAN, Assistant
                                             Secretary of SPORTSWAYS, INC.,
                                             a California corporation


         The undersigned, RICHARD M. KLINE, President and a Director of SPORTSWAYS, INC., a California corporation, declares under penalty of perjury that the foregoing is true and correct and that this certificate was executed on the 22nd day of May, 1959 at Los Angeles, California.

                                             /s/ Richard M. Kline
                                             ----------------------------------
                                             RICHARD M. KLINE

         The undersigned, WILLIAM S. BARTMAN, Assistant Secretary and a Director of SPORTSWAYS, INC., a California corporation, declares under penalty of perjury that the foregoing is true and correct and that this certificate was executed on the 22nd day of May, 1959 at Los Angeles, California.

                                             /s/ William S. Bartman
                                             ----------------------------------
                                             WILLIAM S. BARTMAN

                                                                   [FILED STAMP]

Number of shares without par value changed from 5,000 to 1,500,000.

                          CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF

                                SPORTSWAYS, INC.

         The undersigned, SAMUEL LECOCQ and WILLIAM S. BARTMAN, certify that they now are and at all times herein mentioned, have been the duly elected and acting Vice-President and Secretary of SPORTSWAYS, INC., a California corporation, and that:

         1. At a special meeting of the Board of Directors of the corporation, duly held at Suite 1206, 6505 Wilshire Boulevard, Los Angeles 48, California, on the 16th day of June, 1961, at 10:00 o'clock a.m., the following resolutions were duly adopted:

                 RESOLVED that the provisions of Article IV of the Articles of Incorporation be and the same are hereby stricken from the Articles of Incorporation of this corporation, and in lieu thereof there be substituted the following provisions as
                 Article IV:

                          "The total number of shares authorized to be issued is 1,500,000 shares, which shares are to be without nominal or par value. Such shares may be issued from time to time for such consideration as the Directors from time to time determine."

         2. At a special meeting of the shareholders of the corporation, duly held at Suite 1206, 6505 Wilshire Boulevard, Los Angeles 48, California, on the 16th day of June, 1961, at 11:00 o'clock a.m., the foregoing amendments to the Articles of Incorporation were ratified and approved by resolutions identical in form to the Directors' resolutions set forth in Paragraph "1" of this Certificate.

         3. The foregoing amendments were adopted and approved at said shareholders' meeting by the total vote of 5,000 shares, representing all of the issued and outstanding shares of the corporation as of the date of the meeting.

         DATED this 23rd day of June, 1961.


                                             /s/ Samuel Lecocq
                                             ----------------------------------
                                             Samuel Lecocq


                                             /s/ William S. Bartman
                                             ----------------------------------
                                             William S. Bartman

STATE OF CALIFORNIA          )
                             )       SS.
COUNTY OF LOS ANGELES        )

         We are the Vice-President and Secretary, respectively, of SPORTSWAYS, INC.; we have read the foregoing CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF SPORTSWAYS, INC., and know the contents thereof; and we certify that the same is true of our own knowledge, except as to the matters which are therein stated upon our information or belief; and as to those matters we believe it to be true.


                                          /s/ Samuel Lecocq
                                          -------------------------------------
                                          Samuel Lecocq

                                          /s/ William S. Bartman
                                          -------------------------------------
                                          William S. Bartman



[ACKNOWLEDGEMENT]

                                                                   [FILED STAMP]
                          CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF

                                SPORTSWAYS, INC.

         The undersigned, FRED PLOTKIN and WILLIAM S. BARTMAN, certify that they now are, and at all times herein mentioned have been, the duly elected and acting President and Secretary, respectively, of SPORTSWAYS, INC., a California corporation, and further state that:

         1. At a special meeting of the Board of Directors of the corporation, duly held at Suite 1206, 6505 Wilshire Boulevard, Los Angeles 48, California, on the 31st day of July, 1961, at 1 o'clock p.m., the following resolutions were duly adopted:

                 RESOLVED: That Article IV of the Articles of Incorporation of this corporation shall be and the same is hereby amended to add the following paragraph only to said Article IV:

                          "The presently issued and outstanding shares of the corporation, to wit: 5,000 shares without nominal or par value, shall each be divided and split up into 180 shares without nominal or par value. The effect of this amendment on all of the presently issued and outstanding no par common stock of the corporation will be to split up, subdivide and reconstitute each such outstanding share into 180 no par value shares. The shares of stock resulting from the division and split up provided herein shall be included within the 1,500,000 shares authorized to be issued by the corporation."

                 RESOLVED FURTHER: That the President and the Secretary of the corporation be, and they are, hereby authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of the Shareholders of this corporation holding a majority of the voting power, and thereafter to sign, execute, acknowledge and verify by their oath and to file a Certificate of Amendment of Articles of Incorporation in the form and manner required by Section 3672 of the California Corporations Code and in general to do any thing necessary to effectuate said amendment.

         2. At a special meeting of the Shareholders of the corporation, duly held at Suite 1206, 6505 Wilshire Boulevard, Los Angeles 48, California, on the 31st day of July, 1961, at 2 o'clock p.m., the following foregoing amendments to the Articles of Incorporation were ratified and approved by resolutions identical in form to the Directors' resolution set forth in Paragraph 1 of this Certificate.

         3. The foregoing amendments were adopted and approved at said Shareholders meeting by the total vote of 5,000 shares, representing all of the issued and outstanding shares of the corporation as of the date of the meeting.

         DATED this 16th day of August, 1961.


                                                /s/ Fred Plotkin
                                                ------------------------------
                                                FRED PLOTKIN


                                                /s/ William S. Bartman
                                                ------------------------------
                                                WILLIAM S. BARTMAN

[ACKNOWLEDGEMENT]

                                                                   [FILED STAMP]
                          CERTIFICATE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF

                                SPORTSWAYS, INC.

         The undersigned, FRED PLOTKIN and WILLIAM S. BARTMAN, certify that they now are, and at all times herein mentioned have been, the duly elected and acting President and Secretary, respectively, of SPORTSWAYS, INC., a California corporation, and further state that:

         1. At a special meeting of the Board of Directors of said corporation, duly held at Suite 1206, 6505 Wilshire Boulevard, Los Angeles 48, California, on the 18th day of August, 1961, at 1:00 p.m., the following resolution was duly adopted:

                 WHEREAS, it is deemed by the Board of Directors of this corporation to be to its best interests and to the best interests of its shareholders that its Articles of Incorporation be amended as hereinafter provided:

                 NOW, THEREFORE, BE IT RESOLVED:
                 That the provisions of Article V of the Articles of Incorporation be and the same hereby are stricken from the Articles of Incorporation of this corporation, and in lieu thereof the following provisions be adopted as new Article V of the Articles of Incorporation of this corporation:

                                       "V

                          "The number of directors of this corporation shall be
                 three (3). The number of directors may be changed by a by-law, or an amendment thereof, duly adopted by the shareholders. The names and addresses of the directors appointed to act as first directors of this corporation are:

                 RICHARD M. KLINE                  9413 Sawyer Street
                                                   Los Angeles, California

                 JULES BISNO                       9563 Olympic Boulevard
                                                   Beverly Hills, California

                 BARBARA JEAN KLINE                9413 Sawyer Street
                                                   Los Angeles, California

         2. At a special meeting of the Shareholders of the corporation, duly held at Suite 1206, 6505 Wilshire Boulevard, Los Angeles 48, California, on the 18th day of August, 1961, at 2:00 p.m., the foregoing amendment to the Articles of Incorporation was approved, adopted and ratified by resolution identical in form to the resolution of the Board of Directors, as set forth in Paragraph 1 of this Certificate.

         3. The foregoing amendment was approved, ratified and adopted at said Shareholders' meeting by the total vote of 5,000 shares, representing all of the issued and outstanding shares of the corporation as of the date of the meeting.

         DATED this 18th day of August, 1961.



                                              /s/ Fred Plotkin
                                          -------------------------------------
                                                FRED PLOTKIN
                                                 President

                                              /s/ William S. Bartman
                                          -------------------------------------
                                               WILLIAM S. BARTMAN
                                                   Secretary

[ACKNOWLEDGEMENT]

                                                                   [FILED STAMP]

                                 Certificate Of
                                    RESTATED
                           ARTICLES OF INCORPORATION
                              OF SPORTSWAYS, INC.



                                       I

         The name of this corporation is:

                                SPORTSWAYS, INC.

                                       II

         The purposes for which this corporation are formed as follows:

         A. The primary business is to engage in a general merchandise business at wholesale and retail, and the manufacture, fabrication, acquisition, production, distribution and sales of all forms of sporting goods, equipment and products, health products, exercising devices and to otherwise sell and deal in such personal property.

         B. To carry on any business whatsoever which this corporation may deem proper or convenient in connection with any of the foregoing purposes, or otherwise, or which may be calculated, directly or indirectly, to promote the interests of this corporation or to enhance the value of its property or business.

         C. To have and to exercise all of the powers and rights conferred by the laws of the State of California upon corporations formed under the laws pursuant to and under which this corporation is formed, as such laws are now in effect or may at any time hereafter be enacted or amended.

         D. To act as principal, agent, joint venturer, partner or in any other capacity which may be authorized or approved by the board of directors of this corporation.

         E. To transact business in the State of California or in any other jurisdiction of the United States of America or in the District of Columbia or in the territories of the United States and in foreign countries.

         The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers in each clause shall, except where otherwise expressed, by in no wise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes and powers.

                                      III

         The principal office of the corporation for the transaction of business of the corporation is to be located in the County of Los Angeles, State of California.

                                       IV

         The total number of shares authorized to be issued is 1,500,000 shares, which shares are without nominal or par value. Such shares may be issued from time to time for such consideration as the directors from time to time determine.

         The presently issued and outstanding shares of the corporation, to wit: 5,000 shares without nominal or par value, shall each be divided and split up into 180 shares without nominal or par value. The effect of this amendment on all of the presently issued and outstanding no par common stock of the corporation will be to split up, subdivide and reconstitute each such outstanding share into 180 no par value shares. The shares of stock resulting from the division and split up provided herein shall be included within the 1,500,000 shares authorized to be issued by the corporation.

                                       V

         The number of directors of this corporation shall be three (3). The number of directors may be changed by a by-law, or an amendment thereof, duly adopted by the shareholders. The names and addresses of the directors appointed to act as first directors of this corporation are:

RICHARD M. KLINE                               9413 Sawyer Street
                                               Los Angeles, California

JULES BISNO                                    9563 Olympic Boulevard
                                               Beverly Hills, California

BARBARA JEAN KLINE                             9413 Sawyer Street
                                               Los Angeles, California

                 We, the undersigned, do hereby certify:

                 1. That the foregoing RESTATED ARTICLES OF INCORPORATION OF SPORTSWAYS, INC. correctly set forth the text of the Articles of Incorporation of said corporation, as amended, to the date hereof.

                 2. That at a special meeting of the Board of Directors of said corporation, duly held on the 31st day of August, 1961, at 2:00 p.m., at which meeting there was at all times present a quorum, the following resolution was duly adopted:

                 WHEREAS, the original Articles of Incorporation of this corporation, dated April 3, 1958, and filed with the Secretary of State of the State of California on April 17, 1958, have thereafter been amended from time to time; and

                 WHEREAS, it is deemed desirable to consolidate such amendments with said original Articles of incorporation so as to restate the entire text of the Articles of Incorporation of this corporation and amendments thereto in a single certificate;

                 NOW, THEREFORE, BE IT RESOLVED:

                 That the document entitled RESTATED ARTICLES OF INCORPORATION OF SPORTSWAYS, INC., this day submitted to the Board of Directors, correctly sets forth the text of the Articles of Incorporation of said corporation, as amended, to the date hereof, and that the same is hereby approved as the RESTATED ARTICLES OF INCORPORATION OF SPORTSWAYS, INC.

                 That the President or a Vice President and the Secretary or Assistant Secretary be and they hereby are authorized to execute, verify and cause to be filed on behalf of this corporation said RESTATED ARTICLES OF INCORPORATION OF SPORTSWAYS, INC., to certify the same, and in general to do any and all things necessary for the purpose of filing a restatement of the Articles of Incorporation of Sportsways, Inc. in a single certificate, in form or manner as permitted or required by the Corporations Code of the State of California.

 IN WITNESS WHEREOF, we have executed this certificate this 31st day of August,
                                     1961.

                                                 /s/ Fred Plotkin
                                                 -----------------------------
                                                 FRED PLOTKIN
                                                 PRESIDENT
                                                 SPORTSWAYS, INC.



                                                 /s/ Sidney J. Noveck
                                                 -----------------------------
                                                 SIDNEY J. NOVECK
                                                 SECRETARY
                                                 SPORTSWAYS, INC.

                                                                   [FILED STAMP]
                                SPORTSWAYS, INC.

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION

         The undersigned, FRED PLOTKIN and SANFORD, do hereby certify that they are, and at all times herein mentioned have been, the duly elected and acting President and Assistant Secretary of SPORTSWAYS, INC., a California corporation, and that:


         1. At a special meeting of the Board of Directors of the corporation duly held at Suite 1206, 6506 Wilshire Boulevard, Los Angeles, California, on the tenth day of January 1962, at 11:00 o'clock A.M., at which time there was at all times present and acting quorum of the members of said Board, the following resolution was adopted:

                          "WHEREAS, It is deemed by the Board of Directors of
                 this corporation to be in the best interests of the corporation and of its shareholders that its Articles of Incorporation be amended as hereinafter provide:

                          "NOW, THEREFORE, BE IT RESOLVED, That Article IV of
                 the Articles of Incorporation of this corporation be amended to read in its entirety as follows:

                                      "IV

                          The total number of shares authorized to be issued is
                 one million five hundred thousand shares of common stock without par value. Such shares may be issued from time to time for such consideration as the directors from time to time determine.

                          "The presently issued and outstanding shares of the
                 corporation, to wit, nine hundred thousand shares without nominal or par value, shall be combined pro rata in a reverse stock split into four hundred fifty thousand shares of common stock without par value, less the number of shares represented by the aggregate of fractional share interests for which payment is provided hereafter. The effect of this amendment on all of the presently issued and outstanding shares of stock of the corporation will be to combine each such outstanding two shares of stock into one share of common stock without par value, provided that the corporation shall not be obligated to issue, and does not hereby issue or create, any fraction of a share of such stock, and the corporation shall in lieu thereof pay to the person who would otherwise be entitled to such fraction the fair value thereof as determined by the Board of Directors.

                          "RESOLVED FURTHER, That the President of a
                          Vice-President and the Secretary or an Assistant Secretary of the corporation be, and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the vote or written consent of the Shareholders of this corporation holding a majority of the voting power, and after obtaining an appropriate permit of the California Commissioner of Corporations, thereafter to sign, execute, acknowledge and verify and to file a certificate in the form and manner required by
                          Section 3672 of the California Corporations Code, and in general to do any and all things necessary to effectuate said amendment.

         2. The number of shares of said corporation consenting to such amendment of its Articles of Incorporation is 820,022 shares and the shareholder holding said number of shares duly executed a written consent to such amendment, a copy of which written consent executed by said shareholder is as follows:

                          "WHEREAS, At a special meeting of the Board of
                 Directors of SPORTSWAYS, INC., a California corporation, duly held on the 10th day of January, 1962, at which meeting a quorum of members of said Board of Directors was at all times present and acting, an amendment of the Articles of Incorporation of said corporation was adopted and approved by resolution of said Board of Directors amending Article IV of the Articles of Incorporation to read in its entirety, as follows:

                                      "IV
                          The total number of shares authorized to be issued is
                 one million five hundred thousand shares of common stock, without par value. Such shares may be issued from time to time for such consideration as the directors from time to time determine.

                          "The presently issued and outstanding shares of the
                 corporation, to wit, nine hundred thousand shares without nominal or par value, shall be combined pro rata in a reverse stock split into four hundred fifty thousand shares of common stock without par value, less the number of shares represented by the aggregate of fractional share interests for which payment is provided hereafter. The effect of this amendment on all of the presently issued and outstanding shares of stock of the corporation will be to combine each such outstanding two shares of stock into one share of common stock without par value, provided that the corporation shall not be obligated to issue, and does not hereby issue or create, any fraction of a share of such stock, and the corporation shall in lieu thereof pay to the person who would otherwise be entitled to such fraction the fair value thereof as determined by the board of directors."

                          "NOW, THEREFORE, The undersigned, Shore-Calnevar,
                 Inc., a California corporation, as the shareholder of said SPORTSWAYS, INC., a California corporation, does hereby adopt, approve and consent to the foregoing amendment______ Articles of Incorporation, and does hereby consent that Article IV of said Articles of Incorporation be amended to read as hereinabove set forth.

                          "IN WITNESS WHEREOF, The undersigned, Shore-Calnevar, Inc., has signed and executed this written consent by its President and its Secretary, thereunto duly authorized, following its name, has stated the date of signing and the number of shares of said SPORTSWAYS, INC, held by it of record on said date, entitled to vote upon amendments of said Articles of Incorporation of the character of the foregoing amendment.



Shore-Calnevar, Inc.,          January 10, 1962                   No. of Shares
a California corporation                                                820,022



                                             SHORE-CALNEVAR, INC.

                                             By/s/ Fred Plotkin
                                               -------------------------------
                                                   Fred Plotkin-President

                                             By/s/ William S. Bartman
                                               -------------------------------
                                                   William S. Barman-Secretary

         3. The total number of shares of said corporation entitled to vote or consent to the adoption of said amendment is 900,000 shares.
         IN WITNESS WHEREOF, The undersigned have executed this Certificate of Amendment this 10th day of January 1962.

                                           /s/ Fred Plotkin
                                           ------------------------------------
                                           FRED PLOTKIN, President,
                                           Sportsways, Inc.

                                           /s/ Sanford Kaplan
                                           ------------------------------------
                                           SANFORD KAPLAN, Assistant Secretary,
                                           Sportsways, Inc.

                                                                  [FILED STAMP]
Name chg to: Milton J. Wershow Enterprises
Certificate of Amendment:  Change of Name


              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                                SPORTSWAYS, INC.


______________________________________________ The Undersigned, Milton J.
Wershow and E.T. Hagerman, certify that they now are and at all times herein mentioned have been the duly-elected and acting President and Secretary of Sportsways, Inc., a California corporation and that:

                                        I

         At a special meeting of the shareholders of said corporation duly held at 629 North La Brea, City and County of Los Angeles, State of California, for the transaction of business, at 11:00 A.M., on the 20th day January, 1969, at which meeting there was at all times present and acting a quorum of the shareholders of the corporation, the following resolution was duly adopted:

         "WHEREAS, it is deemed to be to the best interests of the corporation and to the best interests of its shareholders that its Articles of Incorporation be amended as hereinafter provided:

         NOW, THEREFORE, be it resolved, that Article I of the Articles of Incorporation of this corporation be amended to read as follows:

         I:      The name of this corporation is:
                          Milton J. Wershow Enterprises'

         and

         RESOLVED further, that said amendment of its Articles of Incorporation is hereby adopted and approved."

                                       II

         At a special meeting of the Board of Directors of said corporation duly held at 629 North La Brea, City and County of Los Angeles, State of California, for the transaction of business at 12:00 P.M., on the 20th day of January, 1969, at which meeting there was at all times present and acting a quorum of the members of said Board, the resolution set forth in paragraph I hereinabove, was duly adopted and approved.

                                       III

         The foregoing amendment was adopted and approved at said shareholders' meeting by the total vote of 413,952 shares.

                                       IV

         The total number of shares of said corporation entitled to vote on or consent to the adoption of such amendment is 451,781 shares. IN WITNESS WHEREOF, The undersigned have executed this Certificate of Amendment this 21st day of January 1969.


                                                  /s/ Milton J. Wershow
                                                  ---------------------------
                                                  MILTON J. WERSHOW,
                                                  President, Sportsways, Inc.


                                                  /s/ E.T. Hagerman
                                                  ---------------------------
                                                  E.T. HAGERMAN, Secretary,
                                                  Sportsways, Inc.

                                                                   [FILED STAMP]

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                         MILTON J. WERSHOW ENTERPRISES

                     George Ross and Marlene White certify:

                                       I

         That they are the Vice President and Secretary, respectively of Milton
J. Wershow Enterprises, a California Corporation.

                                       II

         The By-Laws of the Corporation authorize the Directors to adopt resolutions amending the Articles of Incorporation by unanimous written consent without a meeting: Theretofore, by unanimous written consent without a meeting, the Directors adopted a resolution amending the Articles as follows:

                          "RESOLVED, that Articles I of the
                Articles of Incorporation of this Corporation be amended to read as follows:

                    'The name of this Corporation shall be Jilco Industries, Inc.'"

                                       III

         That the shareholders have adopted said amendment by resolution at a meeting held at Los Angeles, California on June 30, 1972. That the wording of the Amended Article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution referred to in Paragraph II above.

                                       IV

         That the number of shares which were voted affirmatively for the adoption of said resolution is four hundred three thousand four hundred and fifty-two (403,452) and the total number of shares entitled to vote on or consent to said Amendment is four hundred fifty-one thousand seven hundred and ninety-one (451,791).

                                             /s/ George Ross
                                             ----------------------------------
                                             GEORGE ROSS, VICE PRESIDENT

                                             /s/ Marlene White
                                             ----------------------------------
                                             MARLENE WHITE, SECRETARY

         Each of the undersigned under penalty of perjury that the matter set forth in the foregoing Certificate are true and correct. Executed at Los Angeles, California, on June 30, 1972.

                                              /s/ George Ross
                                              -------------------------------
                                              GEORGE ROSS, VICE PRESIDENT

                                              /s/ Marlene White
                                              -------------------------------
                                              MARLENE WHITE, SECRETARY